EXHIBIT 10.130

JOINDER AND SECOND AMENDMENT

TO LOAN AND SECURITY AGREEMENT

This Joinder and Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of October, 2011 (the “Amendment Date”), by and among OXFORD FINANCE LLC, successor in interest to Oxford Finance Corporation (“Oxford”), Oxford in its capacity as collateral agent on behalf of the Lenders (the “Collateral Agent”); the Lenders including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”); and LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation, whose address is 11085 N. Torrey Pines Road, Suite 300, La Jolla, CA 92037, and the additional Persons signing this Amendment as Borrowers (individually, a “Borrower”, and collectively, the “Borrowers”).

RECITALS

A. Collateral Agent, Lenders and Borrowers (other than Cydex (defined below), collectively, “Existing Borrowers”) have entered into that certain Loan and Security Agreement dated as of January 24, 2011, as amended by that certain First Amendment to Loan and Security Agreement dated April 29, 2011 (as the same may from time to time be further amended, modified, supplemented or restated, collectively, the “Loan Agreement”). The Loan Agreement and all other documents, instruments and agreements evidencing, securing or otherwise related to the obligations of Existing Borrowers to Lenders are hereinafter collectively referred to as the “Existing Loan Documents.”

B. Lenders extended credit to Existing Borrowers for the purposes permitted in the Loan Agreement.

C. Existing Borrowers have informed Collateral Agent that Ligand Pharmaceuticals Incorporated acquired a subsidiary on January 24, 2011, namely Cydex Pharmaceuticals, Inc., a Delaware corporation (“Cydex”). As required by Section 6.11 of the Loan Agreement, Existing Borrowers and Cydex are required to take such action to cause Cydex to become a Borrower under the Loan Agreement.

D. Existing Borrowers together with Cydex have requested that Collateral Agent and Lenders (1) consent to Cydex joining and assuming the obligations and liabilities (the “Joinder”) of Existing Borrowers, to the Lenders, pursuant to the Existing Loan Documents, and (2) amend the Loan Agreement to (i) add Cydex as a Borrower under the Loan Agreement and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

E. Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. DEFINITIONS. Except as set forth herein, capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. JOINDER TO LOAN AGREEMENT. The undersigned, Cydex together with Existing Borrowers, jointly, severally, individually and collectively, the “Borrowers”, hereby joins the Loan Agreement and each of the Existing Loan Documents, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and Existing Loan Documents, including without limitation Section 12.11 of the Loan Agreement, as if it were originally named a “Borrower” therein. Without limiting the generality of the preceding sentence, Cydex agrees that it will be jointly and severally liable, together with the Existing Borrowers, for the payment and performance of all obligations and liabilities of the Borrowers under the Loan Agreement, including, without limitation, the Obligations. Each Borrower hereunder shall be obligated to repay all Credit Extensions made hereunder, regardless of which Borrower actually receives said Credit Extension as if each Borrower hereunder directly received all Credit Extensions.

3. GRANT OF SECURITY INTEREST. To secure the prompt payment and performance of all of the Obligations, Cydex hereby grants to the Collateral Agent, for the ratable benefit of the Lenders, a continuing lien upon and security interest in the Collateral, as described on Annex A attached hereto, to secure performance and payment of all Obligations under the Loan Agreement. Cydex further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to the Collateral Agent that are reasonably deemed necessary by the Collateral Agent in order to grant a valid, perfected security interest to the Collateral Agent, for the ratable benefit of the Lenders, in the Collateral. Cydex hereby authorizes Collateral Agent to file financing statements, without notice to any Borrower, with all appropriate jurisdictions in order to perfect or protect Lenders’ interest or rights hereunder, including a notice that any disposition of the Collateral, by either the Borrowers or any other Person, shall be deemed to violate the rights of the Lenders under the Code.

4. AMENDMENTS TO THE LOAN AGREEMENT.

4.1 Section 12.1 (Successors and Assigns). Section 12.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrowers may not transfer, pledge or assign this Agreement or any rights or obligations under it without Collateral Agent’s prior written consent (which may be granted or withheld in Collateral Agent’s discretion, subject to Section 12.6). The Lenders have the right, without the consent of or notice to any Borrower, to sell, transfer, assign, pledge, negotiate, or grant participation in (any such sale, transfer, assignment, negotiation, or grant of a participation, a “Lender Transfer”) all or any part of, or any interest in, the Lenders’ obligations, rights, and benefits under this Agreement and the other Loan Documents provided, however, that any such Lender Transfer (other than a transfer, pledge, sale or assignment to an Eligible Assignee) of its obligations, rights, and benefits under this Agreement and the other Loan Documents shall require the prior written consent of the Required Lenders (such approved assignee, an “Approved Lender”). Borrowers and Collateral Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned until Collateral Agent shall have received and accepted an effective assignment agreement in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee or Approved Lender as Collateral Agent reasonably shall require.

4.2 Section 14.1 (Definitions). The defined term “Eligible Assignee” in Section 14.1 of the Loan Agreement is amended and restated as follows:

“Eligible Assignee” means (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) and which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which either (A) has a rating of BBB or higher from Standard & Poor’s Rating Group and a rating of Baa2 or higher from Moody’s Investors Service, Inc. at the date that it becomes a Lender or (B) has total assets in excess of $5,000,000,000, and in each case of clauses (i) through (iv), which, through its applicable lending office, is capable of lending to a Borrower without the imposition of any withholding or similar taxes; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (i) any Borrower, Guarantor or any of any Borrower’s or Guarantor’s Affiliates or Subsidiaries or (ii) unless an Event of Default has occurred and is continuing, a direct competitor of any Borrower or Guarantor or a vulture hedge fund, each as determined by Collateral Agent. Notwithstanding the foregoing, (x) in connection with assignments by a Lender due to a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Collateral Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee as Collateral Agent reasonably shall require.

5. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Collateral Agent on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.6 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into this Amendment and the Loan Documents.

7. Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired. The amendment set forth in Section 2 above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term of condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lenders or Collateral Agent may now have or may have in the future under or in connection with any Loan Document.

8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. Effectiveness. This Amendment shall be deemed effective (a) upon the due execution and delivery to Collateral Agent of this Amendment by each party hereto; (b) delivery to Collateral Agent of corporate resolutions authorizing the Amendment and, duly executed by Cydex; (c) delivery to Collateral Agent of a Perfection Certificate executed by Cydex; (d) filing by Collateral Agent of a UCC-1 financing statement, naming Cydex as debtor; (e) delivery to Collateral Agent of the original stock certificates held by Ligand Pharmaceuticals Incorporated evidencing its 100% ownership of Cydex with associated stock powers executed in blank; and (f) upon Collateral Agent’s receipt of all Lender Expenses incurred through the date of this Amendment.

10. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California without regard for conflicts of laws principles.

Signature page follows.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS

LIGAND PHARMACEUTICALS INCORPORATED

By	/S/ JOHN SHARP
Name:	John Sharp
Title:	VP Finance & CFO

SERAGEN, INC.

By	/S/ JOHN SHARP
Name:	John Sharp
Title:	VP & CFO

METABASIS THERAPEUTICS, INC.

By	/S/ JOHN SHARP
Name:	John Sharp
Title:	VP & CFO

PHARMACOPEIA, LLC

By: Ligand Pharmaceuticals Incorporated, Its Sole and Managing Member

By	/S/ JOHN SHARP
Name:	John Sharp
Title:	VP & CFO

NEUROGEN CORPORATION

By	/S/ JOHN SHARP
Name:	John Sharp
Title:	VP & CFO

ALLERGAN LIGAND RETINOID THERAPEUTICS, INC.

By	/S/ JOHN SHARP
Name:	John Sharp
Title:	VP & CFO

LIGAND JVR, INC.

By	/s/ John Sharp
Name:	John Sharp
Title:	CFO

CYDEX PHARMACEUTICALS, INC.

By	/s/ John Sharp
Name:	John Sharp
Title:	VP & CFO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC, as Collateral Agent and as a Lender

By	/s/ John G. Henderson
Name:	John G. Henderson
Title:	Vice President & General Counsel

Annex A

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired except to the extent that it is necessary under applicable law to have a security interest in any of the following in order to have a perfected lien and security interest in and to the “IP Proceeds” defined below: any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished; any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same; trademarks, trade names, service marks, mask works, rights of use of any name or domain names and, to the extent permitted under applicable law, any applications therefor, whether registered or not; and the goodwill of the business of Borrower connected with and symbolized by such trademarks and service marks, know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions; provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing and any claims for damage by way of any past, present, or future infringement of any of the foregoing (collectively, the “IP Proceeds”).

Pursuant to the terms of a certain negative pledge arrangement with Lender, Borrower has agreed not to encumber any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, without Lender’s prior written consent. For avoidance of doubt: the foregoing sentence is subject to certain exceptions set forth in such negative pledge arrangement with Lender, including without limitation the granting of non-exclusive licenses (or exclusive field-of-use licenses) for the use of the Intellectual Property in the ordinary course of business in connection with joint ventures and corporate collaborations to the extent permitted, and subject to the terms of, such arrangement.

CORPORATE BORROWING certificate

BORROWER: CYDEX PHARMACEUTICALS, INC.	DATE: October __, 2011
COLLATERAL AGENT: OXFORD FINANCE LLC

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2. Borrower’s legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 1 above. Except for such attached amendments, such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
___________________________	___________________________	___________________________	☐
___________________________	___________________________	___________________________	☐
___________________________	___________________________	___________________________	☐
___________________________	___________________________	___________________________	☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Oxford Finance LLC (“Lender”).

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Lender a security interest in any of Borrower’s assets.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

***	If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                  of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

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